State Street Bank and Trust Company

Legal Administration Services Department

P.O. Box 5049

Boston, MA 02206-5049

August 29, 2006

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention:	Office of Filings, Information & Consumer Service

Re:	Munder Series Trust (“Trust”) (File Nos. 333-102943 and 811-21294)

As sub-administrator on behalf of the Trust, a registered management investment company and EDGAR filer on Form N-1A, this 485APOS submission is being made solely to obtain EDGAR series and class identifiers for the Munder U.S. Government Income Fund and Munder Tax-Free Bond Fund series of the Trust, and their respective classes, all of which were in existence prior to February 6, 2006, but have not obtained EDGAR identifiers. While these series and their respective classes merged into other series of the Trust effective August 12, 2005, it has recently come to the attention of the Trust that these series and their respective classes will need to file certain final EDGAR submissions which require EDGAR identifiers as set forth in the EDGAR Filer Manual and pursuant to Rule 313 of Regulation S-T [17 CFR 232.313].

Should you have questions regarding this submission, I can be reached at (617) 662-3909.

Kind regards,

/s/ Ryan M. Louvar
Ryan M. Louvar
Vice President and Counsel

cc: Amy Eisenbeis (Munder Capital Management)